LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2000

Seeks to achieve a high rate of total return

KEMPER-DREMAN HIGH
RETURN EQUITY FUND

    "... This shift in market sentiment favored the types of companies that this fund holds -- companies with good long-term track records currently out of favor with the market and trading at low price-to- earnings multiples. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

9
INDUSTRY SECTORS

10
LARGEST HOLDINGS

11
PORTFOLIO OF INVESTMENTS

13
FINANCIAL STATEMENTS

16
FINANCIAL HIGHLIGHTS

18
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE


 KEMPER-DREMAN HIGH RETURN EQUITY FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                   KEMPER-DREMAN HIGH          KEMPER-DREMAN HIGH
                                                RETURN EQUITY FUND CLASS    RETURN EQUITY FUND CLASS      LIPPER EQUITY INCOME
KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS A               B                           C                FUNDS CATEGORY AVERAGE*
---------------------------------------------   ------------------------    ------------------------     -----------------------
0.76                                                      0.34                        0.34                        1.33

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   5/31/00   11/30/99
 .........................................................
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS A             $27.81     $30.45
 .........................................................
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS B             $27.67     $30.31
 .........................................................
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS C             $27.70     $30.34
 .........................................................

 KEMPER-DREMAN HIGH RETURN EQUITY
 FUND RANKINGS AS OF 5/31/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER EQUITY INCOME FUNDS CATEGORY*

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR             #210 of 221 funds     #212 of 221 funds     #211 of 221 funds
 ..........................................................................................
    3-YEAR             #140 of 176 funds     #154 of 176 funds     #151 of 176 funds
 ..........................................................................................
    5-YEAR              #18 of 116 funds            n/a                   n/a
 ..........................................................................................
    10-YEAR              #2 of 42 funds             n/a                   n/a
 ..........................................................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, KEMPER-DREMAN HIGH RETURN EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                   CLASS A               CLASS B               CLASS C
 .................................................................................................
    INCOME DIVIDEND                $0.4040               $0.2924               $0.2953
 .................................................................................................
    SHORT-TERM CAPITAL GAIN        $0.6000               $0.6000               $0.6000
 .................................................................................................
    LONG-TERM CAPITAL GAIN          $1.65                 $1.65                 $1.65
 .................................................................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER-DREMAN HIGH
                           RETURN EQUITY FUND IN THE LARGE VALUE CATEGORY.
                           PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION
                           OF INVESTMENT POLICIES.

NARROW MARKET A narrow market is a securities market in which most of the gains are earned by only a small group of companies. In 1998 and most of 1999, a narrow market existed in which only the largest growth-style stocks enjoyed robust gains.
PRICE-TO-EARNINGS RATIO (P/E) A P/E is a company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR STOCK Sector stocks are stocks usually found in related industries, such as financial services. Financial, economic, business and other developments may similarly affect stocks within a market sector.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes true distress, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered.

  Before explaining why, perhaps it's best to start with a review of how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  It's a bit early to tell how the Fed's monetary policy is working so far. The policymakers only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going to walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about 50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C. (DVM), INC. AND PORTFOLIO MANAGER OF KEMPER-DREMAN HIGH RETURN EQUITY FUND. HE HAS MORE THAN 35 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE AND A DOCTOR OF LAW DEGREE FROM THE UNIVERSITY OF MANITOBA IN WINNIPEG, CANADA. DREMAN IS A REGULAR COLUMNIST IN FORBES AND ALSO THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING, INCLUDING CONTRARIAN INVESTMENT STRATEGIES: THE NEXT GENERATION (SIMON & SCHUSTER 1998).
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

                             AFTER A LONG PERIOD OF UNDERPERFORMANCE FOR VALUE STOCKS, THE TIDE BEGAN TO SHIFT DURING KEMPER-DREMAN HIGH RETURN EQUITY FUND'S SEMIANNUAL PERIOD -- DECEMBER 1, 1999, THROUGH MAY 31, 2000. BELOW LEAD PORTFOLIO MANAGER DAVID DREMAN EXPLAINS WHAT CAUSED THE SHIFT IN MARKET SENTIMENT AND WHAT IT MEANT FOR HIS FUND.

Q

      THE MARKET WAS QUITE VOLATILE DURING THE PERIOD. WHAT DID THIS VOLATILITY MEAN FOR KEMPER DREMAN HIGH RETURN EQUITY FUND'S PERFORMANCE?

A
      Until the beginning of March, value stocks (and most other stocks) had struggled, while technology and Internet-related stocks experienced unusually robust returns. It seemed as if no price was too high to pay for any technology stock or a company with a ".com" after its name. Many of these market leaders were new, untested companies that had never made a profit or posted positive earnings. In March, the lofty valuations of such companies began to spook the market, and investors fled these high-priced technology stocks in search of safety in more tried and true companies with experienced management, good balance sheets and long-term records of strong earnings. In short, investors once again began to consider company fundamentals as part of their investment criteria.

  This shift in market sentiment favored the types of companies that this fund holds -- companies with good long-term track records currently out-of-favor with the market and trading at low price-to-earnings multiples (see Terms To Know, on page 2). The volatility, therefore, was extremely positive for the fund, helping it recover ground lost earlier in the technology-driven momentum market.

  For the six months ended May 31, the fund's Class A shares gained 0.76 percent, while the fund's benchmark, the S&P 500 stock index, gained 2.90 percent. This relative underperformance was a carryover from the technology-driven market that existed until March. Technology stocks represented close to 30 percent of the S&P 500 throughout the period, while the fund has had virtually no technology exposure.

  If we consider a more recent time period, you'll see how our lack of technology exposure actually helped us outperform the benchmark during the second half of the period. From March 1 through May 31, the fund's return jumped
22.05 percent, while the S&P 500 gained just 4.29 percent. If the market continues to broaden beyond the technology sector, we believe the fund is positioned to continue to gain.

Q

      HOW DID THE FUND PERFORM RELATIVE TO ITS MUTUAL FUND PEERS?

A
      The fund's performance was more closely in line with its Lipper Equity Income Funds peer group than it was with the S&P 500. The category advanced 1.33 percent while the fund advanced 0.76 percent. Again, we attribute this underperformance to our lack of exposure to the pricey and volatile technology market in which many of our peers had been

PERFORMANCE UPDATE

invested. When you consider just the last three months of the period, the story is quite different. In March, April and May, the fund gained 22.05 percent while our Lipper peer group advanced only 11.04 percent.

Q

      DID YOU ADJUST THE FUND'S INVESTMENTS WHEN THE MARKET BEGAN TO CHANGE DIRECTION IN MARCH?

A
      We manage the fund according to a strict contrarian value discipline that we don't alter to fit the latest fad. This discipline precluded us from owning the high-priced growth stocks that had been driving the market, but it greatly enhanced fund returns when the market shifted back to value stocks from technology.

  Instead of looking to boost returns by adding high-priced technology stocks, we continued to look for financially sound companies with low price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios. As contrarian investors, we don't pay a premium for any stocks, and we didn't adjust our investment style to pursue what we believed to be short-term gains in the technology and Internet areas of the market. Our focus remained on the financial services, energy, health care and tobacco industries. Our positions in these stocks came roaring back when the bottom fell out of the technology and Internet sectors. We're of course very pleased that our patience is beginning to be rewarded. At this point it appears that the market will continue to broaden as technology continues to struggle, and that would be positive for value stocks and Kemper-Dreman High Return Equity Fund.

Q

      THE FEDERAL RESERVE BOARD HAS BEEN AGGRESSIVE IN RAISING INTEREST RATES. HOW MUCH OF AN IMPACT DID THESE RATE HIKES HAVE ON THE FUND?

A
      The fund's heaviest concentration is in the financial services sector, so clearly these rate hikes had a profound effect on performance. Until March, the fund's financial stocks, along with nearly the entire financial services industry, declined dramatically. Although we were disappointed by this performance, it did not alter our bullish long-term outlook for the sector.

  We believed that the market's perception versus the true strength of these stocks were at odds, and we still believe this to be the case. But many of the large bank stocks that the fund holds were punished because investors feared that higher rates would cause the companies' loan businesses to suffer and drag down earnings. However, many investors did not consider that these companies generate more of their revenue from fees on services than from their loan businesses. Therefore, their earnings were not impacted by the rising rates as much as the market had punished their stock prices. Additionally, diversified companies such as Fannie Mae and Freddie Mac that are involved in the consumer home loan mortgage business had been penalized despite their growing earnings. Intuitively, though, this didn't make sense. As rates rise, the likelihood of mortgage prepayments dwindles, which is positive for these stocks.

  As money flew out of the technology market in March, financial services stocks rallied. Investors poured into these stocks because of their strong fundamentals and deeply discounted prices. They saw safety in a familiar name such as Bank of America that has a strong franchise and solid long-term earnings track records. Financial stock performance improved throughout the remainder of the period. We expect the stocks to continue gaining, even in a higher interest-rate environment.

Q

      WE'VE SEEN OIL PRICES AND PRICES AT THE GAS PUMP RISE SHARPLY OVER THE PAST COUPLE MONTHS. DID THESE INCREASES HELP THE FUND'S ENERGY HOLDINGS?

A
      Our energy stocks have performed extremely well for the past year for a number of reasons that include higher oil prices as well as consolidation in the industry.

  Oil and oil services stocks had been beaten up quite a bit as the price of crude oil dipped below $10 a barrel in late 1998. We took advantage of the slump in prices to vigorously add to our oil holdings. We were correct in our assessment that oil prices would rebound, and we've enjoyed tremendous gains from these holdings. Although oil prices will likely come down in the near future, we expect them to be maintained at reasonable levels (about $25 per barrel), and these prices should support these businesses. Consolidation within the industry has also supported energy stock prices as newly merged companies such as British Petroleum, which acquired Amoco and Atlantic Richfield, continued to gain efficiencies in operations.

  The dramatic appreciation in oil and oil service stocks over the last

PERFORMANCE UPDATE

year caused the fund's energy position to grow substantially. Although we're still positive on the sector, we cut the fund's exposure back to a more reasonable position during the period.

Q     THE TOBACCO INDUSTRY IS ENTANGLED IN LITIGATION AND HAS UNDERPERFORMED
OVER THE LAST COUPLE YEARS. WHY DO YOU MAINTAIN YOUR EXPOSURE TO THIS SECTOR?

A     As of May 31, 2000, tobacco stocks represented just over 16 percent of the portfolio. Although we're not in love with what these companies do, we are drawn to them because of their compelling valuations, the tremendous success of their business lines and their long-term growth potential.

  On the litigation front, it appears as if the tide may be turning for tobacco stocks -- specifically with regard to the Engle case, a huge class-action suit filed in Florida against the major tobacco companies. In April, the Florida State Legislature passed and signed a bill that states that tobacco companies will not be required to post bond for all of the potential damages that could be awarded in the ongoing Engle suit. Early speculation was that the companies would be forced to post a bond in the neighborhood of $300 billion, which would have effectively bankrupted their businesses. The state of Florida removed that threat, and it now seems that the upper limit to what companies may be required to post would be about $100 million -- an easily absorbed and nonthreatening sum. Additionally, the state reconfirmed that no payments would be made until each separate lawsuit is tried and settled. The size of the class is still unknown, but estimates have put the number of potential plaintiffs at between 125,000 and 250,000. That being the case, it is unlikely that the suit could be settled within the next decade. This is extremely positive news because it ensures that this litigation won't impact tobacco earnings for many years to come.

  Additionally, famous investor Carl Ichan, in his pursuit of acquiring Nabisco, has helped bid up tobacco stock prices and set the stage for future spin-offs of the large diversified tobacco companies. You may recall that in 1999, RJR Reynolds split into two companies -- Nabisco Foods and Reynolds Tobacco -- to help increase the value of their stock. The price of Nabisco, though, actually fell after the spin-off because it was still tainted as being associated with a tobacco company. A bidding war ensued among Ichan, the company's board of directors, Philip Morris and some European companies, which caused the stock price to nearly triple from its lows. The market is now looking at these events and speculating that there may be opportunity for an eventual breakup of Philip Morris. This speculation has helped drive up the stock price of Philip Morris, the fund's largest holding. We reduced our position in the stock and will continue to sell into strength, taking profits for the fund.

Q     YOU MENTIONED THAT HEALTH CARE STOCKS WERE AN AREA OF CONCENTRATION. CAN
YOU TELL US HOW THIS SECTOR HAS PERFORMED?

A     There seems to be renewed optimism for health care stocks after a period of underperformance by the sector. The most compelling long-term catalyst for this sector is the aging of the baby boomer population. As boomers age, their spending on health care will increase. However, this alone wasn't enough to keep the industry going strong.

  Over the last couple of years, health care stocks declined as government payments from Medicare and Medicaid were reduced and litigation against health maintenance organizations (HMOs) grew. Recently, it was announced that government payments will once again increase to cover the true cost of the care being given. Additionally, many insurance companies are at a point where contracts with large corporate clients are expiring, opening the door for improved pricing in the new contracts. And finally, the judicial system has been rejecting awards for lawsuits filed against HMOs by disgruntled consumers. We believe, combined, these events suggest a strong long-term outlook for the sector.

  The fund's health care holdings represented about 12 percent of the portfolio as of May 31, 2000. We hold Tenet Healthcare, an owner and operator of hospitals, Humana, an HMO company, and McKesson HBOC, a health care supply company and provider of software and management solutions for the industry. For the reasons I just outlined, we've seen strong gains in each of these companies. We plan to add to this sector as opportunities present themselves.

Q     DO YOU BELIEVE THAT THE RETURN TO VALUE STOCKS WILL CONTINUE?

A     I wish I had a crystal ball to tell you how the markets will perform, but unfortunately I don't. However, we're extremely encouraged by the broadening in the market that we've seen lately and

PERFORMANCE UPDATE

the attention that investors are now paying to company fundamentals instead of media hype. We fully expect that we'll see more market volatility and probably more losses coming out of the technology sector. If this happens, investors will likely continue their recent trend of investing based on strong company fundamentals and reasonable valuations, which would be beneficial for the fund. In the meantime, we'll continue to do what we do best -- look for good, strong companies that are out of favor with the market but that have strong growth potential.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MAY 31, 2000, AND ON NOVEMBER 30, 1999.
[BAR GRAPH]

                                                                 KEMPER-DREMAN HIGH RETURN          KEMPER-DREMAN HIGH RETURN
                                                                   EQUITY FUND ON 5/31/00            EQUITY FUND ON 11/30/99
                                                                 -------------------------          -------------------------
CONSUMER NON-DURABLES                                                      35.60                              28.40
FINANCE                                                                    30.40                              36.80
ENERGY                                                                     16.90                              19.50
HEALTH CARE                                                                13.20                              11.90
UTILITIES                                                                   3.90                               3.40

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER-DREMAN HIGH RETURN EQUITY FUND REPRESENTED ON MAY 31, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.
[BAR GRAPH]

                                                                 KEMPER-DREMAN HIGH RETURN
                                                                   EQUITY FUND ON 5/31/00            S&P 500 INDEX ON 5/31/00
                                                                 -------------------------           ------------------------
CONSUMER NON-DURABLES                                                      35.60                              18.40
FINANCE                                                                    30.40                              12.90
ENERGY                                                                     16.90                               5.30
HEALTH CARE                                                                13.20                              10.20
UTILITIES                                                                   3.90                               2.60
TECHNOLOGY                                                                  0.00                              32.30
CAPITAL GOODS                                                               0.00                               8.10
COMMUNICATIONS SERVICES                                                     0.00                               7.30
BASIC MATERIALS                                                             0.00                               2.30
TRANSPORTATION                                                              0.00                               0.60

* THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 54.3% percent of the fund's total investment portfolio on May 31, 2000.

               HOLDINGS                      DESCRIPTION                         PERCENT
----------------------------------------------------------------------------------------
1.             PHILIP MORRIS                 The largest cigarette maker in        8.4%
                                             the United States. Through its
                                             Miller Brewing subsidiary, it is
                                             also the country's second-largest
                                             brewer. This company is also a
                                             major branded food producer
                                             through its Kraft Foods
                                             subsidiaries.
----------------------------------------------------------------------------------------
2.             CONOCO                        An integrated, international          6.9%
                                             energy company involved in the
                                             discovery, development,
                                             production and sale of crude oil,
                                             natural gas and natural gas
                                             liquids.
----------------------------------------------------------------------------------------
3.             BANK ONE                      Provides data processing, venture     6.0%
                                             capital, investment and merchant
                                             banking, trust, brokerage,
                                             investment management and
                                             equipment leasing services.
----------------------------------------------------------------------------------------
4.             NABISCO                       Nabisco is an international           5.8%
                                             manufacturer of biscuits, snacks
                                             and other premium food products.
                                             Nabisco markets products in the
                                             United States, Canada and more
                                             than 85 other countries. Nabisco
                                             has agreed to be acquired by
                                             Philip Morris.
----------------------------------------------------------------------------------------
5.             TENET HEALTHCARE              Provides a broad range of health      5.6%
                                             care services through the
                                             ownership and management of
                                             acute-care hospitals and related
                                             businesses.
----------------------------------------------------------------------------------------
6.             FNMA                          Often referred to as "Fannie          5.2%
                                             Mae," this private corporation is
                                             federally chartered to provide
                                             financial products and services
                                             that increase the availability
                                             and affordability of housing for
                                             low-, moderate- and middle-income
                                             Americans.
----------------------------------------------------------------------------------------
7.             FHLMC                         Often referred to as "Freddie         4.6%
                                             Mac," this corporation provides
                                             for the transfer of capital
                                             between mortgage lenders and
                                             mortgage security investors,
                                             enabling mortgage lenders to
                                             provide a continuous flow of
                                             funds to borrowers.
----------------------------------------------------------------------------------------
8.             TEXACO                        Engaged in exploring, developing      4.1%
                                             and producing petroleum, which
                                             includes petroleum liquids and
                                             natural gas. The company is also
                                             involved in the refining and
                                             marketing of petroleum products,
                                             transportation, the mining and
                                             sale of coal, and interests in
                                             intermediate chemicals and
                                             specialty products.
----------------------------------------------------------------------------------------
9.             MCKESSON HBOC                 McKesson HBOC, Inc. is a health       4.0%
                                             care supply management company.
                                             The company also provides
                                             software solutions, technological
                                             innovations and comprehensive
                                             services to the health care
                                             industry and processes and
                                             markets pure drinking water.
----------------------------------------------------------------------------------------
10.            COLUMBIA ENERGY GROUP         Columbia Energy Group runs one of     3.7%
                                             the largest natural gas
                                             transmission and underground
                                             storage systems in the United
                                             States. Columbia has agreed to be
                                             acquired by NiSource.
----------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN HIGH RETURN EQUITY FUND
Portfolio of Investments at May 31, 2000 (unaudited)

                                                                                PRINCIPAL AMOUNT        VALUE

    REPURCHASE AGREEMENTS--5.7%
                                             State Street Bank and Trust
                                               Company, 6.37%, to be
                                               repurchased at $164,084,029 on
                                               06/01/2000 ** (Cost
                                               $164,055,000)                      $164,055,000      $  164,055,000
                                             -------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

    COMMERCIAL PAPER--1.4%
                                             Ciesco LP, 6.54%, 07/27/2000           20,000,000          19,796,533
                                             Salomon Smith Barney, 6.50%,
                                               07/03/2000                           20,000,000          19,884,444
                                             -------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (Cost $39,680,977)                                         39,680,977
                                             -------------------------------------------------------------------------
    COMMON STOCKS--92.9%                                                        NUMBER OF SHARES

    CONSUMER DISCRETIONARY--6.4%
    APPAREL & SHOES--0.0%
                                             Fruit of the Loom, Inc.*                2,585,700             956,709
                                             -------------------------------------------------------------------------

    DEPARTMENT &
      CHAIN STORES--1.0%
                                             Rite Aid Corp.*                         4,051,600          28,107,975
                                             -------------------------------------------------------------------------

    SPECIALTY RETAIL--5.4%
                                             Borders Group, Inc.*                    6,302,625          88,630,664
                                             Toys "R" Us, Inc.*                      4,241,300          66,800,475
                                             -------------------------------------------------------------------------
                                                                                                       155,431,139
----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--22.5%
    ALCOHOL & TOBACCO--16.7%
                                             Imperial Tobacco Group (ADR)              711,750          12,277,688
                                             Philip Morris Companies, Inc.           9,287,800         242,643,775
                                             R.J. Reynolds Tobacco Holdings,
                                               Inc.                                  2,852,866          79,167,032
                                             UST, Inc.                               5,907,500          98,212,188
                                             Universal Corp.                         2,164,050          50,178,909
                                             -------------------------------------------------------------------------
                                                                                                       482,479,592

    FOOD & BEVERAGE--5.8%
                                             Nabisco Group Holdings                  7,709,000         168,152,563
                                             -------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

    HEALTH--12.3%
    HEALTH INDUSTRY SERVICES--6.7%
                                             Humana Inc.*                           13,511,070          75,999,769
                                             McKesson HBOC, Inc.                     7,065,420         116,137,841
                                             -------------------------------------------------------------------------
                                                                                                       192,137,610

    HOSPITAL MANAGEMENT--5.6%
                                             Tenet Healthcare Corp.*                 6,329,800         162,201,125
                                             -------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                NUMBER OF SHARES        VALUE

    FINANCIAL--28.2%
    BANKS--16.3%
                                             Bank One Corp.                          5,272,279      $  174,314,724
                                             Bank of America Corp.                   1,301,681          72,324,651
                                             First Union Corp.                       1,430,320          50,329,385
                                             FleetBoston Financial Corp.             2,054,249          77,676,290
                                             KeyCorp                                 2,369,900          49,767,900
                                             PNC Bank Corp.                            931,035          46,900,888
                                             -------------------------------------------------------------------------
                                                                                                       471,313,838

    INSURANCE--1.6%
                                             Ohio Casualty Corp.                       291,600           3,480,975
                                             Safeco Corp.                              630,400          15,484,200
                                             St. Paul Companies, Inc.                  684,010          25,650,375
                                             -------------------------------------------------------------------------
                                                                                                        44,615,550

    OTHER FINANCIAL COMPANIES--10.3%
                                             Federal Home Loan Mortgage Corp.        3,006,800         133,802,600
                                             Federal National Mortgage
                                               Association                           2,495,200         150,023,900
                                             Prison Realty Trust, Inc.(REIT)*        6,321,740          15,804,350
                                             -------------------------------------------------------------------------
                                                                                                       299,630,850
----------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--4.1%
    ENVIRONMENTAL SERVICES
                                             Transocean Sedo Forex, Inc.             1,217,600          59,890,700
                                             Waste Management, Inc.*                 2,812,800          57,310,800
                                             -------------------------------------------------------------------------
                                                                                                       117,201,500
----------------------------------------------------------------------------------------------------------------------

    ENERGY--15.7%
    OIL & GAS PRODUCTION--13.0%
                                             BP Amoco PLC                              850,308          46,235,495
                                             Conoco, Inc. "A"                        7,083,458         189,482,502
                                             Conoco, Inc. "B"                          312,500           8,906,250
                                             Nabors Industries, Inc.*                  228,700           9,834,100
                                             Texaco, Inc.                            2,083,700         119,682,519
                                             -------------------------------------------------------------------------
                                                                                                       374,140,866

    OILFIELD SERVICES/EQUIPMENT--2.7%
                                             Diamond Offshore Drilling, Inc.           407,300          16,648,388
                                             ENSCO International, Inc.                 564,600          19,725,713
                                             Global Marine Inc.*                       457,600          12,955,800
                                             Noble Drilling Corp.*                     302,900          13,138,288
                                             Santa Fe International Corp.              409,600          15,897,600
                                             -------------------------------------------------------------------------
                                                                                                        78,365,789
----------------------------------------------------------------------------------------------------------------------

    UTILITIES--3.7%
    NATURAL GAS DISTRIBUTION
                                             Columbia Energy Group                   1,632,900         105,628,219
                                             -------------------------------------------------------------------------
                                             -------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $3,066,885,423)                                   2,680,363,325
                                             -------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $3,270,621,400)(a)                               $2,884,099,302
                                             -------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $3,270,621,400. At May 31, 2000, the net unrealized depreciation for all securities based on tax cost was $386,522,098. This consists of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $384,738,757 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $771,260,855.

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
as of May 31, 2000
(UNAUDITED)

ASSETS
Investments in securities, at value (cost $3,270,621,400)       $2,884,099,302
------------------------------------------------------------------------------
Cash                                                                       390
------------------------------------------------------------------------------
Dividends receivable                                                 8,775,809
------------------------------------------------------------------------------
Interest receivable                                                     29,029
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      4,754,206
------------------------------------------------------------------------------
TOTAL ASSETS                                                     2,897,658,736
------------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                    10,036,580
------------------------------------------------------------------------------
Accrued management fee                                               1,660,036
------------------------------------------------------------------------------
Other accrued expenses and payables                                  2,501,744
------------------------------------------------------------------------------
Total liabilities                                                   14,198,360
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,883,460,376
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $      307,981
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         (386,522,098)
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (173,959,954)
------------------------------------------------------------------------------
Paid-in capital                                                  3,443,634,447
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $2,883,460,376
------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,388,770,764 / 49,944,763 shares of capital stock
  outstanding, $.01 par value, 560,000,000 shares
  authorized)                                                           $27.81
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $27.81)                $29.51
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($1,218,784,354 / 44,051,250 shares of capital stock
  outstanding, $.01 par value, 560,000,000 shares
  authorized)                                                           $27.67
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($256,653,346
  / 9,264,782 shares of capital stock outstanding, $.01 par
  value, 80,000,000 shares authorized)                                  $27.70
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($19,251,912 / 692,247 shares of capital stock
  outstanding, $.01 par value, 80,000,000 shares authorized)            $27.81
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2000
(UNAUDITED)

INVESTMENT INCOME
Income:
Dividends--Unaffiliated issuers (net of foreign taxes
withheld of $105,155)                                           $  54,028,535
-----------------------------------------------------------------------------
Dividends--Affiliated issuers                                         785,804
-----------------------------------------------------------------------------
Interest                                                            5,195,190
-----------------------------------------------------------------------------
Total income                                                       60,009,529
-----------------------------------------------------------------------------
Expenses: Management fee                                           11,117,303
-----------------------------------------------------------------------------
Services to shareholders                                            5,303,505
-----------------------------------------------------------------------------
Custodian fees                                                         54,972
-----------------------------------------------------------------------------
Distribution services fees                                          6,153,840
-----------------------------------------------------------------------------
Administrative services fees                                        3,690,269
-----------------------------------------------------------------------------
Auditing                                                               35,868
-----------------------------------------------------------------------------
Legal                                                                  64,352
-----------------------------------------------------------------------------
Directors' fees and expenses                                           53,018
-----------------------------------------------------------------------------
Reports to shareholders                                               564,493
-----------------------------------------------------------------------------
Registration fees                                                      53,850
-----------------------------------------------------------------------------
Other                                                                  47,013
-----------------------------------------------------------------------------
Total expenses, before expense reductions                          27,138,483
-----------------------------------------------------------------------------
Expense reductions                                                   (133,600)
-----------------------------------------------------------------------------
Total expenses, after expense reductions                           27,004,883
-----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       33,004,646
-----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (165,926,203)
-----------------------------------------------------------------------------
Futures                                                            18,261,264
-----------------------------------------------------------------------------
Foreign currency related transactions                                    (554)
-----------------------------------------------------------------------------
                                                                 (147,665,493)
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                         6,201,902
-----------------------------------------------------------------------------
Futures                                                           (11,136,000)
-----------------------------------------------------------------------------
                                                                   (4,934,098)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (152,599,591)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $(119,594,945)
-----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                     ENDED                   YEAR ENDED
                                                                 MAY 31, 2000               NOVEMBER 30,
                                                                  (UNAUDITED)                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $    33,004,646                88,390,523
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                (147,665,493)              344,762,359
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                       (4,934,098)             (915,897,407)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         (119,594,945)             (482,744,525)
---------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                           (23,847,916)              (51,924,514)
---------------------------------------------------------------------------------------------------------
  Class B                                                           (15,840,940)              (26,883,876)
---------------------------------------------------------------------------------------------------------
  Class C                                                            (3,434,543)               (5,944,501)
---------------------------------------------------------------------------------------------------------
  Class I                                                              (298,759)                 (674,142)
---------------------------------------------------------------------------------------------------------
From net realized gains
  Class A                                                          (140,729,901)             (107,299,526)
---------------------------------------------------------------------------------------------------------
  Class B                                                          (129,557,876)             (100,702,505)
---------------------------------------------------------------------------------------------------------
  Class C                                                           (28,159,067)              (20,538,004)
---------------------------------------------------------------------------------------------------------
  Class I                                                            (1,475,168)               (1,303,809)
---------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           507,944,427             1,903,103,348
---------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       312,090,291               287,242,985
---------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (1,817,364,208)           (2,237,222,950)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       (997,329,490)              (46,876,617)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (1,460,268,605)             (844,892,019)
---------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 4,343,728,981             5,188,621,000
---------------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $307,981 and $10,725,492, respectively)    $ 2,883,460,376             4,343,728,981
---------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                            CLASS A
                                       SIX MONTHS         YEAR ENDED        ELEVEN MONTHS            YEAR ENDED
                                         ENDED           NOVEMBER 30,         ENDED                 DECEMBER 31,
                                       MAY 31, 2000    -----------------    NOVEMBER 30,     ---------------------------
                                       (UNAUDITED)      1999       1998       1997           1996       1995       1994
Net asset value, beginning of period      $30.45        35.69      33.52        26.52        21.49      15.11      15.50
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 .33(a)      0.71(a)    0.73         0.54         0.39       0.26       0.25
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment transactions           (.32)       (3.69)      3.80         6.89         5.75       6.76      (0.39)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .01        (2.98)      4.53         7.43         6.14       7.02      (0.14)
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                       (.40)       (0.70)     (0.86)       (0.37)       (0.38)     (0.24)     (0.25)
------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                               (2.25)       (1.56)     (1.50)       (0.06)       (0.73)     (0.40)        --
------------------------------------------------------------------------------------------------------------------------
Total distributions                        (2.65)       (2.26)     (2.36)       (0.43)       (1.11)     (0.64)     (0.25)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $27.81        30.45      35.69        33.52        26.52      21.49      15.11
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                         .76**      (8.88)     14.25        28.15**      28.79      46.86(B)   (0.99)(B)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)     1,389        2,043      2,420        1,383          386         76         35
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                              1.28*        1.20       1.19         1.22*        1.21       1.57       1.39
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                              1.27*        1.20       1.19         1.22*        1.21       1.25       1.25
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                         2.51*        2.09       2.28         2.38*        2.12       1.55       1.58
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    4*          33          7            5*          10         18         12
------------------------------------------------------------------------------------------------------------------------

                                                                        CLASS B
                                   SIX MONTHS         YEAR ENDED       ELEVEN MONTHS
                                     ENDED           NOVEMBER 30,        ENDED         YEAR ENDED     SEPTEMBER 11
                                   MAY 31, 2000    -----------------   NOVEMBER 30,    DECEMBER 31,   TO DECEMBER 31,
                                   (UNAUDITED)      1999       1998      1997            1996            1995
Net asset value, beginning of
period                                $30.31        35.51      33.37       26.44          21.47            19.45
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)             .22(a)      0.42(a)    0.45        0.31           0.19             0.07
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment transactions       (.32)       (3.66)      3.75        6.84           5.72             2.41
---------------------------------------------------------------------------------------------------------------------
Total from investment operations        (.10)       (3.24)      4.20        7.15           5.91             2.48
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                   (.29)       (0.40)     (0.56)      (0.16)         (0.21)           (0.06)
---------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                           (2.25)       (1.56)     (1.50)      (0.06)         (0.73)           (0.40)
---------------------------------------------------------------------------------------------------------------------
Total distributions                    (2.54)       (1.96)     (2.06)      (0.22)         (0.94)           (0.46)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $27.67        30.31      35.51       33.37          26.44            21.47
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                     .34**      (9.62)     13.22       27.10**        27.63(B)         12.88(B)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($
  millions)                            1,219        1,865      2,276       1,300            295               17
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          2.13*        2.03       2.06        2.12*          2.31             2.35*
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          2.12*        2.03       2.06        2.12*          2.20             2.00*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                              1.66*        1.26       1.41        1.48*          1.13             0.61*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                4*          33          7           5*            10               18*
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            CLASS C
                                       SIX MONTHS        YEAR ENDED       ELEVEN MONTHS
                                         ENDED          NOVEMBER 30,        ENDED         YEAR ENDED     SEPTEMBER 11
                                       MAY 31, 2000   -----------------   NOVEMBER 30,    DECEMBER 31,   TO DECEMBER 31,
                                       (UNAUDITED)     1999       1998      1997            1996            1995
Net asset value, beginning of period      $30.34       35.54      33.38       26.45          21.48            19.45
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 .22(a)     0.43(a)    0.45        0.32           0.20             0.09
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment transactions           (.31)      (3.66)      3.79        6.83           5.72             2.41
------------------------------------------------------------------------------------------------------------------------
Total from investment operations            (.09)      (3.23)      4.24        7.15           5.92             2.50
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                       (.30)      (0.41)     (0.58)      (0.16)         (0.22)           (0.07)
------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                               (2.25)      (1.56)     (1.50)      (0.06)         (0.73)           (0.40)
------------------------------------------------------------------------------------------------------------------------
Total distributions                        (2.55)      (1.97)     (2.08)      (0.22)         (0.95)           (0.47)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $27.70       30.34      35.54       33.38          26.45            21.48
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                          .34**     (9.60)     13.32       27.10**          27.66(B)       12.94(b)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)       257         414        462         221             44                2
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                              2.08*       2.00       2.01        2.10*          2.33             2.30*
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                              2.07*       2.00       2.01        2.10*          2.22             1.95*
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                         1.71*       1.29       1.46        1.50*          1.11             0.66*
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    4*         33          7           5*            10               18*
------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS I
                                       SIX MONTHS        YEAR ENDED       ELEVEN MONTHS
                                         ENDED          NOVEMBER 30,        ENDED         YEAR ENDED     NOVEMBER 1
                                       MAY 31, 2000   -----------------   NOVEMBER 30,    DECEMBER 31,   TO DECEMBER 31,
                                       (UNAUDITED)     1999       1998      1997            1996            1995
Net asset value, beginning of period      $30.45       35.71      33.51       26.49          21.51            19.90
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 .38(a)     0.84(a)    0.95        0.75           0.54             0.04
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment transactions           (.31)      (3.70)      3.76        6.81           5.70             2.03
------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .07       (2.86)      4.71        7.56           6.24             2.07
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                       (.46)      (0.84)     (1.01)      (0.48)         (0.53)           (0.06)
------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                               (2.25)      (1.56)     (1.50)      (0.06)         (0.73)           (0.40)
------------------------------------------------------------------------------------------------------------------------
Total distributions                        (2.71)      (2.40)     (2.51)      (0.54)         (1.26)           (0.46)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $27.81       30.45      35.71       33.51          26.49            21.51
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                             .96**     (8.54)     14.83       28.71**        29.36            10.47(B)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)        19          22         31          28             12                3
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                               .87*       0.82       0.76        0.83*          0.88             0.85*
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                               .86*       0.82       0.76        0.83*          0.88             0.47*
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                         2.92*       2.47       2.71        2.77*          2.45             1.99*
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    4*         33          7           5*            10               18*
------------------------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return would have been lower had certain expenses not been reduced.
(c)  Total return does not reflect the effect of sales charges.
**   Not annualized
*    Annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper-Dreman High Return Equity Fund ("the Fund")
                             is a diversified series of Kemper Value Series, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end, management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of

NOTES TO FINANCIAL STATEMENTS

                             which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund must periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2
     PURCHASES AND SALES
     OF SECURITIES           For the six months ended May 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                            $   66,369,212

                             Proceeds from sales                   1,072,148,734

                             The aggregate face value of futures contracts opened and closed for the six months ended May 31, 2000 was $343,366,695 and $814,035,741, respectively.

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. For the six months ended May 31, 2000, the Fund incurred a management fee of $11,117,303, which is equivalent to an annualized effective rate of .70% of average daily net assets. Dreman Value Management, L.L.C.
                             serves as sub-adviser with respect to the investment and reinvestment of assets in the Fund, and is paid by Scudder Kemper for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended May 31, 2000 are $128,106.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended May 31, 2000 are $11,129,323, of which $655,310 is unpaid at May 31,
                             2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended May 31, 2000 are $3,690,269 of which $406,675 is unpaid at May 31, 2000. Additionally, $12,286 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $3,778,132 for the six months ended May 31, 2000 of which $1,297,453 is unpaid at May 31, 2000.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 2000, the

NOTES TO FINANCIAL STATEMENTS

                             Fund made no payments to its officers and incurred directors fees of $53,018 to independent directors.

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                                     MAY 31, 2000                  NOVEMBER 30, 1999
                                                              ---------------------------    -----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                14,050,308   $ 364,137,825     32,688,681   $ 1,096,148,426
                                       -----------------------------------------------------------------------------------
                                        Class B                 3,621,733      93,835,898     15,739,091       530,959,317
                                       -----------------------------------------------------------------------------------
                                        Class C                 1,570,946      40,684,602      6,083,792       205,292,020
                                       -----------------------------------------------------------------------------------
                                        Class I                   339,854       8,933,734        536,355        18,059,086
                                       -----------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 5,936,822     154,217,252      4,447,453       149,554,834
                                       -----------------------------------------------------------------------------------
                                        Class B                 5,030,377     130,300,914      3,414,866       114,610,098
                                       -----------------------------------------------------------------------------------
                                        Class C                   994,892      25,802,941        628,415        21,100,107
                                       -----------------------------------------------------------------------------------
                                        Class I                    68,228       1,769,184         58,817         1,977,946
                                       -----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (37,191,242)   (959,232,465)   (39,387,626)   (1,298,880,643)
                                       -----------------------------------------------------------------------------------
                                        Class B               (26,066,153)   (668,115,906)   (20,168,633)     (661,431,231)
                                       -----------------------------------------------------------------------------------
                                        Class C                (6,945,003)   (178,534,385)    (6,057,301)     (198,289,294)
                                       -----------------------------------------------------------------------------------
                                        Class I                  (426,631)    (11,129,084)      (758,245)      (25,977,283)
                                       -----------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                    44,241         352,368      1,547,907        52,644,499
                                       -----------------------------------------------------------------------------------
                                        Class B                   (44,106)       (352,368)    (1,555,082)      (52,644,499)
                                       -----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $(997,329,490)                 $   (46,876,617)
                                       -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     TRANSACTIONS IN
     SECURITIES OF
     AFFILIATED ISSUERS      An affiliated issuer is a company in which the Fund
                             has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with a company which was an affiliate during the six months ended May 31, 2000 is as follows:

                                                                     PURCHASES     SALES        DIVIDEND
                                                AFFILIATE            COST ($)     COST ($)     INCOME ($)   VALUE ($)
                                       -------------------------------------------------------------------------------
                                       Borders Group, Inc.              --       17,422,421          --     88,630,664
                                       -------------------------------------------------------------------------------
                                       Humana Inc.                      --               --          --     75,999,769
                                       -------------------------------------------------------------------------------
                                       Universal Corp.                  --       12,057,067     785,804     50,178,909
                                       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $29,660 and $103,940, respectively, under these arrangements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7
     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES

DIRECTORS & OFFICERS

DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Director                          President                         Vice President
JAMES R. EDGAR                    PHILLIP J. COLLORA                LINDA J. WONDRACK
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Director                          JAMES M. EYSENBACH                Assistant Secretary
                                  Vice President
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Director                          JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
THOMAS W. LITTAUER                                                  BRENDA LYONS
Director and Vice President       ANN M. MCCREARY                   Assistant Treasurer
                                  Vice President
FRED B. RENWICK
Director                          KATHRYN L. QUIRK
                                  Vice President
JOHN G. WEITHERS
Director                          LOIS R. ROMAN
                                  Vice President
                                  THOMAS F. SASSI
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com



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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)